SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

121 Gamma Drive
RIDC Industrial Park
O’Hara Township
Pittsburgh, Pennsylvania		15238

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-967-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K dated November 3, 2004. The submission heading under which the original 8-K was submitted erroneously referred to Item numbers 12 and 9.01, when in fact it should have referred to Items 2.02 and 9.01. The purpose of this amendment is to reflect the correct Item numbers in the submission. The content of this amendment is identical to the original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

     On November 3, 2004, the Company issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

Item 9.01. Exhibits

Exhibit Number	Description
99.1	Mine Safety Appliances Company Press Release dated November 3, 2004, announcing financial results for the quarter ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY (Registrant)
	By	/s/ Dennis L. Zeitler
Dennis L. Zeitler
Date: November 18, 2004		Vice President - Finance

2

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Mine Safety Appliances Company Press Release dated November 3, 2004, announcing financial results for the quarter ended September 30, 2004.

3